                                                                    EXHIBIT 31.2

               CERTIFICATION PURSUANT TO RULE 13a-14(a)/15D-14(a)

I, Barton Heminover, the Chief Financial Officer of Bernard Chaus, Inc., certify that:

         1.       I have reviewed this annual report on Form 10-K of Bernard
                  Chaus, Inc. for the fiscal year ended June 30, 2004;

         2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3.       Based on my knowledge, the consolidated financial statements, and other financial information included in this report,
                  fairly present in all material respects the financial
                  condition, results of operations and cash flows of the
                  registrant as of, and for, the periods presented in this
                  report;

         4.       The registrant's other certifying officers and I are
                  responsible for establishing and maintaining disclosure
                  controls and procedures (as defined in Exchange Act Rules
                  13a-15(e) and 15d-15(e)) for the registrant and we have:

                  (a)      designed such disclosure controls and procedures, or
                           caused such disclosure controls and procedures to be
                           designed under our supervision, to ensure that
                           material information relating to the registrant,
                           including its consolidated subsidiaries, is made
                           known to us by others within those entities,
                           particularly during the period in which this report
                           is being prepared;

                  (b)      evaluated the effectiveness of the registrant's
                           disclosure controls and procedures and presented in
                           this report our conclusions about the effectiveness
                           of the disclosure controls and procedures, as of the
                           end of the period covered by this report based on
                           such evaluation; and

                  (c)      disclosed in this report any change in the
                           registrant's internal control over financial
                           reporting that occurred during the registrant's most
                           recent fiscal quarter that has materially affected,
                           or is reasonably likely to materially affect, the
                           registrant's internal control over financial
                           reporting; and

         5.       The registrant's other certifying officers and I have
                  disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors
                  (or persons performing the equivalent functions):

                  (a)      all significant deficiencies and material weaknesses
                           in the design or operation of internal control over
                           financial reporting which are reasonably likely to
                           adversely affect the registrant's ability to record,
                           process, summarize, and report financial information;
                           and

                  (b)      any fraud, whether or not material, that involves
                           management or other employees who have a significant
                           role in the registrant's internal control over
                           financial reporting.

September 27, 2004
                                                     /s/ Barton Heminover
                                                     --------------------
                                                     Barton Heminover
                                                     Chief Financial Officer